                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 OR 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 19, 2006 (December 15, 2006)
                                                 -------------------------------------

                               ELECSYS CORPORATION
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             (Exact name of registrant as specified in its charter)

           KANSAS                     0-22760                    48-1099142
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(State or other jurisdiction       (Commission              (IRS Identification
     of incorporation)             File Number)                 Employer No.)

       846 N. Mart-Way Court, Olathe, Kansas                       66061
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     (Address of principal executive offices)                    (Zip Code)

  Registrant's telephone number, including area code           (913) 647-0158
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                                 Not Applicable
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         (Former name or former address, if changed since last report.)

Check  the  appropriate  box  below  if the  Form  8-K  filing  is  intended  to simultaneously  satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
Act (17 CFR 240.13e-4(c))

Item 2.01  Completion of Acquisition or Disposition of Assets.

     On December 15, 2006, NTG, Inc., a wholly-owned subsidiary of Elecsys
Corporation, completed its acquisition of Advanced Monitoring & Control, Inc. of
Boynton Beach, Florida for approximately $90,000.

     A press release announcing the acquisition is attached hereto as Exhibit
99.1.

Item 9.01  Financial Statements and Exhibits.

     (c)    EXHIBITS. The following exhibits are filed herewith:

     99.1   Press Release dated December 19, 2006.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

 Date:  December 19, 2006              ELECSYS CORPORATION

                                       By:  /s/  Todd A. Daniels
                                          --------------------------------------
                                            Todd A. Daniels
                                            Vice President and Chief Financial
                                            Officer

                                  EXHIBIT INDEX

Exhibit Number         Description
--------------         -----------

    99.1               Press release dated December 19, 2006.